UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 6, 2009

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

NUCRYST Pharmaceuticals Corp.
101 College Road East
Princeton, New Jersey 08540

(Address of principal executive offices)

Registrant’s telephone number, including area code: (609) 228-8210

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or former address, if changed since last report)

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2009, NUCRYST Pharmaceuticals Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2009.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the United States Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose, nor shall such information or such exhibit be deemed of incorporated by reference in any filing with the SEC made by the Company under the Securities Exchange Act of 1934, or the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly set forth by specific reference to this filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 6, 2009, titled “NUCRYST announces 2009 first quarter financial results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.

Date: May 6, 2009	By:	/s/Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary